Exhibit 10.37
Schedule 1
Registration Statement(s)
(Amended as of September 5, 2018)

1.	Registration Statement on Form S-11, Commission file no. 333-222630.

Accepted and agreed to by the Company and the Dealer Manager as of September 5, 2018.

BLACK CREEK DIVERSIFIED PROPERTY FUND INC.
By:	/s/ LAINIE P. MINNICK Lainie P. Minnick, Managing Director, Chief Financial Officer and Treasurer

Accepted and agreed to as of the
date first above written:

BLACK CREEK CAPITAL MARKETS, LLC
By:	/s/ STEVE STROKER
Steve Stroker, Chief Executive Officer